UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 11, 2015

CME Group Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-31553	36-4459170
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

20 South Wacker Drive, Chicago, Illinois		60606
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	312-930-1000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 11, 2015, the Compensation Committee of the Board of Directors (the "Board") of CME Group Inc. (the "Company") recommended and the Board approved revised employment agreements with Terrence A. Duffy, the Company’s Executive Chairman & President, and Phupinder S. Gill, the Company’s Chief Executive Officer.

The following is a summary of the key terms of each agreement, which replace Mr. Duffy’s existing agreement dated as of February 5, 2014, and Mr. Gill’s existing agreement dated as of February 5, 2014. A copy of the new employment agreements for Mr. Duffy and Mr. Gill are attached to this report as Exhibit 10.1 and 10.2, respectively, and are incorporated herein by reference as though each was fully set forth herein. The description below is only a summary of the terms of the employment agreements and is qualified in its entirety by the complete text of the new employment agreements themselves.

Duffy Employment Agreement

Under the terms of his agreement, Mr. Duffy’s minimum annual base salary is $1,250,000, which shall increase as of January 1, 2016 for the term of the agreement to $1,500,000. During the term of the agreement, Mr. Duffy shall be eligible to participate in the Company’s bonus incentive plan for its named executive officers and in the Company’s equity incentive plan with terms consistent with the Company’s other most senior executives. Commencing as of January 1, 2016, Mr. Duffy’s target bonus opportunity under such incentive plan shall be 150% of his annual base salary earned and his target grant date value equity award opportunity shall be 300% of his annual base salary. Actual awards granted under such plans shall be approved by the Compensation Committee. Mr. Duffy is also entitled to employee benefits consistent with programs in place for other senior executives of the Company, including life insurance and long-term disability coverage.

In the event of a termination of Mr. Duffy’s employment by the Company without cause, as defined in the agreement, in addition to his accrued benefits, Mr. Duffy is entitled to a one time lump sum severance payment equal to two times his then current base salary, which payments are subject to Mr. Duffy’s timely execution and delivery of a general release. Additionally, upon such a termination all of Mr. Duffy’s outstanding unvested time-vesting equity awards that were granted after November 4, 2010 will automatically vest and in the case of stock options and stock appreciation rights will remain exercisable for a period of four years from the date of termination (but not beyond the maximum term of the award). All of Mr. Duffy’s performance-based equity awards shall become vested or be forfeited solely based on actual performance measured over the full performance term.

In the event of a change of control, as defined in the agreement, prior to termination of Mr. Duffy’s employment, all of Mr. Duffy’s unvested time-vesting equity awards shall become vested and all of Mr. Duffy’s performance-based equity awards shall become vested or be forfeited solely based on actual performance measured over the full performance term (unless a more favorable treatment is provided in the agreement evidencing the particular award or applies to the award pursuant to the operation of the applicable plan under which the award was granted, in which case such more favorable treatment will apply). If Mr. Duffy is involuntarily terminated without cause within 60 days prior to a change of control, all of his unvested time-vesting equity awards that would have been outstanding had he been employed on the date of the change of control will become vested and all of Mr. Duffy’s performance-based equity awards shall become vested or be forfeited solely based on actual performance measured over the full performance term (unless a more favorable treatment is provided in the agreement evidencing the particular award or applies to the award pursuant to the operation of the applicable plan under which the award was granted, in which case such more favorable treatment will apply).

In the event of Mr. Duffy’s death or disability, as defined in the agreement, all unvested time-vesting equity awards granted after November 4, 2010 will vest and in the case of stock options and stock appreciation rights will remain exercisable for a period of four years from the date of the event (but not beyond the maximum term of the award) and all of Mr. Duffy’s performance-based equity awards shall vest at the target level of performance and become payable within thirty (30) days following the date of death or such termination of employment.

In the event of Mr. Duffy’s disability or following any termination of Mr. Duffy’s employment by him voluntarily or by the Company without cause, Mr. Duffy will also be entitled to receive insurance and health benefits until the earlier to occur of (i) the fourth anniversary of the expiration or termination, as applicable, or (ii) the date Mr. Duffy is covered by comparable insurance and health benefits.

The agreement also contains provisions prohibiting Mr. Duffy during the term of his employment, and for one year thereafter, from being employed in an executive or managerial capacity by, or providing, whether as an employee, partner, independent contractor, consultant or otherwise, any services of an executive or managerial nature, or any services similar to those provided by Mr. Duffy to the Company, to a competing business.

If Mr. Duffy is employed by the Company on December 31, 2017, all outstanding unvested time-vesting equity awards granted to Mr. Duffy after November 4, 2010 and prior to November 11, 2015 will vest and all of Mr. Duffy’s performance-based equity awards shall become vested or be forfeited solely based on actual performance measured over the full performance term, which vesting is subject to Mr. Duffy’s timely execution and delivery of a general release.

At the expiration of the term of the agreement on December 31, 2020, if Mr. Duffy is employed by the Company, all outstanding unvested time-vesting equity awards granted to Mr. Duffy after November 11, 2015 will vest and all of Mr. Duffy’s performance-based equity awards shall become vested or be forfeited solely based on actual performance measured over the full performance term, which vesting is subject to Mr. Duffy’s timely execution and delivery of a general release.

All equity awards granted to Mr. Duffy prior to November 4, 2010 will continue to be governed by the terms and conditions of such awards at the time of grant.
Mr. Duffy’s agreement will expire on December 31, 2020, unless sooner terminated by the Company or Mr. Duffy.

Gill Employment Agreement

Under the terms of his agreement, Mr. Gill’s minimum annual base salary is $1,000,000, which shall increase as of January 1, 2016 for the term of the agreement to $1,250,000. Mr. Gill is eligible to participate in the Company’s bonus incentive plan for its named executive officers and in the Company’s equity incentive plan with terms consistent with the Company’s other most senior executives. Commencing as of January 1, 2016, Mr. Gill’s target bonus opportunity under such incentive plan shall be 150% of his annual base salary earned and his target grant date value equity award opportunity shall be 250% of his annual base salary. Actual awards granted under such plans shall be approved by the Compensation Committee. Mr. Gill is also entitled to employee benefits consistent with programs in place for other senior executives of the Company.

In the event of a termination of Mr. Gill’s employment by the Company without cause, as defined in the agreement, in addition to his accrued benefits, Mr. Gill is entitled to a one time lump sum severance payment equal to two times his then current base salary, which payments are subject to Mr. Gill’s timely execution and delivery of a general release. Additionally, upon such a termination all of Mr. Gill’s outstanding unvested time-vesting equity awards that were granted after August 5, 2009 will automatically vest and in the case of stock options and stock appreciation rights will remain exercisable for a period of four years from the date of termination (but not beyond the maximum term of the award). All of Mr. Gill’s performance-based equity awards shall become vested or be forfeited solely based on actual performance measured over the full performance term.

In the event of a change of control, as defined in the agreement, prior to termination of Mr. Gill’s employment, all of Mr. Gill’s unvested time-vesting equity awards shall become vested and all of Mr. Gill’s performance-based equity awards shall become vested or be forfeited solely based on actual performance measured over the full performance term (unless a more favorable treatment is provided in the agreement evidencing the particular award or applies to the award pursuant to the operation of the applicable plan under which the award was granted, in which case such more favorable treatment will apply). If Mr. Gill is involuntarily terminated without cause within 60 days prior to a change of control, all of his unvested time-vesting equity awards that would have been outstanding had he been employed on the date of the change of control will become vested and all of Mr. Gill’s performance-based equity awards shall become vested or be forfeited solely based on actual performance measured over the full performance term (unless a more favorable treatment is provided in the agreement evidencing the particular award or applies to the award pursuant to the operation of the applicable plan under which the award was granted, in which case such more favorable treatment will apply).

In the event of Mr. Gill’s death or disability, as defined in the agreement, all unvested time-vesting equity awards granted after August 5, 2009 will vest and in the case of stock options and stock appreciation rights will remain exercisable for a period of four years from the date of the event (but not beyond the maximum term of the award) and all of Mr. Gill’s performance-based equity awards shall vest at the target level of performance and become payable within thirty (30) days following the date of death or such termination of employment.

In the event of Mr. Gill’s disability or following any termination of Mr. Gill’s employment by him voluntarily or by the Company without cause, Mr. Gill will also be entitled to receive insurance and health benefits until the earlier to occur of (i) the fourth anniversary of the expiration or termination, as applicable, or (ii) the date Mr. Gill is covered by comparable insurance and health benefits.

The agreement also contains provisions prohibiting Mr. Gill during the term of his employment, and for one year thereafter, from being employed in an executive or managerial capacity by, or providing, whether as an employee, partner, independent contractor, consultant or otherwise, any services of an executive or managerial nature, or any services similar to those provided by Mr. Gill to the Company, to a competing business.

If Mr. Gill is employed by the Company on December 16, 2016, all outstanding unvested time-vesting equity awards granted to Mr. Gill after August 5, 2009 and prior to November 11, 2015 will vest and all of Mr. Gill’s performance-based equity awards shall become vested or be forfeited solely based on actual performance measured over the full performance term, which vesting is subject to Mr. Gill’s timely execution and delivery of a general release.

At the expiration of the term of the agreement on December 31, 2019, if Mr. Gill is employed by the Company, all outstanding unvested time-vesting equity awards granted to Mr. Gill after November 11, 2015 will vest and all of Mr. Gill’s performance-based equity awards shall become vested or be forfeited solely based on actual performance measured over the full performance term, which vesting is subject to Mr. Gill’s timely execution and delivery of a general release.

All equity awards granted to Mr. Gill prior to August 5, 2009 will continue to be governed by the terms and conditions of such awards at the time of grant.

Mr. Gill’s agreement will expire on December 31, 2019, unless sooner terminated by the Company or Mr. Gill.

Item 9.01 Financial Statements and Exhibits.

A copy of the employment agreements for Mr. Duffy and Mr. Gill are attached to this report as Exhibit 10.1 and 10.2, respectively, and are incorporated herein by reference as though each was fully set forth herein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CME Group Inc.

November 12, 2015	By:	Kathleen M. Cronin

Name: Kathleen M. Cronin
Title: Senior Managing Director, General Counsel & Assistant Corporate Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Agreement, effective as of November 11, 2015, by and between CME Group Inc. and Terrence A. Duffy.
10.2	Agreement, effective as of November 11, 2015, by and between CME Group Inc. and Phupinder Gill.